UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

-----------------------------------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 11, 2010

ESCO TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  314-213-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

As previously announced, on November 11, 2010, at 4:00 p.m. central time, the Registrant conducted a webcast conference call related to the Registrant’s press release, issued on November 11, 2010, furnished as Exhibit 99.1 hereto, announcing its fiscal year 2010 fourth quarter and full year financial and operating results.  A full transcript of the conference call is furnished herewith as Exhibit 99.2 to this report.  Please see the Registrant’s Form 8-K filed on November 12, 2010 reporting the foregoing, including the Press Release furnished as Exhibit 99.1 thereto.  Also, see Item 7.01 Regulation FD Disclosure below.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Fiscal Year 2011 Bonus Criteria

On November 11, 2010, the Human Resources and Compensation Committee (the “Committee”) of the Registrant’s Board of Directors took the following actions with respect to the fiscal year 2011 bonuses to be paid to the Registrant’s executive officers after the end of the fiscal year 2011.  Each executive officer’s bonus target is equally divided between two plans:  (i) the Performance Compensation Plan (the “PCP”) and (ii) the Incentive Compensation Plan For Executive Officers (the “ICP”):

1.
Generally, the Registrant objectives set under the PCP are certain financial measures including cash flow, sales and earnings from operations.  Under the PCP, the Committee approved the fiscal year 2011 evaluation criteria for the determination of the actual PCP bonuses to be paid to the executive officers after the end of fiscal year 2011.  The Committee will evaluate and measure the performance of the executive officers based on the achievement of Registrant and individual objectives, weighted as follows:  cash flow from operations – 70%; and individual objectives – 30%.  The achievement of the Registrant objective is measured utilizing a relevant matrix.  The target multiplier for cash flow from operations under the PCP for fiscal 2011 ranges from 0.2 to 2.0 times the bonus target.  The target multiplier for individual objectives ranges from 0 to 1.0 times the bonus target.

2.
Generally, the evaluation criteria set under the ICP are certain financial measures such as earnings per share (“EPS”).  Under the ICP, the Committee approved a fiscal year 2011 EPS matrix as the evaluation criterion for the determination of the actual ICP bonuses to be paid to the executive officers after the end of fiscal year 2011.  The bonus target multiplier under the ICP for fiscal 2011 ranges from 0.2 to 2.0 times the bonus target.

Prior to November 11, 2010, the Committee had, for each of the above Plans, approved the fiscal year 2011 bonus targets for the executive officers, as follows:  V.L. Richey—20% of fiscal year 2011 total cash compensation; G.E. Muenster—17.5% of fiscal year 2011 total cash compensation; and A.S. Barclay—15% of fiscal year 2011 total cash compensation.

Actual bonuses to be paid under each of the above Plans for fiscal year 2011 will vary from their respective bonus targets:  (i) depending on the extent to which performance exceeds or falls below the fiscal year 2011 evaluation criteria described in paragraph 1 above, in the case of the PCP; and (ii) based upon the application of the fiscal year 2011 ICP EPS matrix described in paragraph 2 above, in the case of the ICP.

ITEM 7.01                      REGULATION FD DISCLOSURE

The Registrant conducted a webcast conference call on November 11, 2010 related to its press release issued on November 11, 2010, furnished as Exhibit 99.1 hereto, announcing the Registrant’s fiscal year 2010 fourth quarter and full year financial and operating results.  A full transcript of the conference call is furnished as Exhibit 99.2 hereto.

NON-GAAP FINANCIAL MEASURES

The conference call transcript and press release furnished herewith as Exhibits 99.2 and 99.1, respectively, contain the financial measures “EBIT” and “EBIT margin”, which are not calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”), but are provided to give investors and management an alternative method for assessing the Registrant’s operating results in a manner that is focused on the performance of the Registrant’s ongoing operations.

The Registrant defines EBIT as earnings before interest and taxes from continuing operations.  The Registrant defines EBIT margin as EBIT as a percent of net sales. The Registrant’s management evaluates the performance of its operating segments based in part on EBIT and EBIT margin, and believes that EBIT and EBIT margin are useful to investors to demonstrate the operational profitability of the Registrant’s business segments by excluding interest and taxes, which are generally accounted for across the entire Registrant on a consolidated basis. EBIT is also one of the measures used by management in determining resource allocations within the Registrant and incentive compensation.

The Registrant believes that the presentation of EBIT and EBIT margin provides important supplemental information to management and investors regarding financial and business trends relating to the Registrant’s financial condition and results of operations.  The Registrant’s management believes that these measures provide an alternative method for assessing the Registrant’s expected future performance that is useful because it facilitates comparisons with other companies in the Utility Solutions Group segment industry, many of which use similar non-GAAP financial measures to supplement their GAAP results.  The Registrant provides this information to investors to enable them to perform additional analyses of present and future operating performance, compare the Registrant to other companies, and evaluate the Registrant’s ongoing financial operations.

The presentation of the information described above is intended to supplement investors’ understanding of the Registrant’s operating performance. The Registrant’s non-GAAP financial measures may not be comparable to other companies’ non-GAAP financial performance measures. Furthermore, the use of these measures is not intended to replace net earnings (loss), cash flows, financial position, comprehensive income (loss), or any other measure as determined in accordance with GAAP.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No. Description of Exhibit

99.1 Press Release dated November 11, 2010 (incorporated by reference to Current Report on Form 8-K filed on November 12, 2010)

99.2 Transcript of Press Release Conference Call held November 11, 2010

OTHER MATTERS

The information in this report furnished pursuant to Item 2.02 and Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESCO TECHNOLOGIES INC.

Dated: November 16, 2010	By: /s/ G.E. Muenster
G.E. Muenster
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No. Description of Exhibit

99.1 Press Release dated November 11, 2010 (incorporated by reference to Current Report on Form 8-K filed on November 12, 2010)

99.2 Transcript of Press Release Conference Call held November 11, 2010